Exhibit 10.3
[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and is treated by the Registrant as private or confidential.

CONFIDENTIAL

AMENDMENT NO.3 TO LICENSE AGREEMENT

THIS AMENDMENT NO.3 TO LICENSE AGREEMENT (this “Amendment No.3”), effective as of May 29, 2025 (the “Amendment Date”), is made by and between:

Mitsubishi Tanabe Pharma Corporation, a company duly incorporated and existing under the laws of Japan with its principal office at 3-2-10, Dosho-machi, Chuo-ku, Osaka 541-8505, Japan (“MTPC”), on the one hand,

and

Mineralys Therapeutics, Inc., a corporation duly incorporated and existing under the laws of the state of Delaware having its principal place of business at 100 Pine Street, Suite 1250, San Francisco, CA 94111, U.S.A. (“MINERALYS”) on the other hand.

MTPC and MINERALYS may be referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, the Parties entered into LICENSE AGREEMENT dated July 9, 2020 relating to the license to develop and commercialize MT-4129 (as amended by AMENDMENT NO.1 TO LICENSE AGREEMENT dated November 24, 2020 and AMENDMENT NO.2 TO LICENSE
AGREEMENT dated June 15, 2023 by the Parties) (the “License Agreement”); and

WHEREAS, the Parties wish to revise, amend or supplement certain provisions of the License Agreement to provide certain data of MTPC Know-How to be incorporated into Exhibit C (MTPC Know-How as of the Effective Date) (as amended) as set forth herein and;

NOW THEREFORE, in consideration of the mutual promises and benefits made and contained herein, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.Unless otherwise expressly provided in this Amendment No.3, all capitalized terms used in this Amendment No.3 have the meaning respectively as defined in the License Agreement.

2.As of and from the Amendment Date, the following data of MTPC Know-How shall be incorporated into and become a part of “8. Additional Data” in Exhibit C (MTPC Know-How as of the Effective Date)(as amended).

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CONFIDENTIAL

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CONFIDENTIAL

3.Except as expressly set forth in this Amendment No.3, nothing in this Amendment No.3 shall be construed to revise, amend or supplement any of terms, conditions, or obligations set forth in the License Agreement or in any way effect its enforceability.

[Signature Page Follows:]

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CONFIDENTIAL

IN WITNESS WHEREOF, the Parties have freely executed this Amendment No.2 through their duly authorized representatives to be effective as of the Amendment Date.

For and on behalf of:

Mitsubishi Tanabe Pharma Corporation

By:	/s/ Eriha Dekura
Name:	Eriha Dekura
Title:	Vice President, Head of License Department
Date:	June 9, 2025

For and on behalf of:

Mineralys Therapeutics, Inc.

By:	/s/ Jon Congleton
Name:	Jon Congleton
Title:	Chief Executive Officer
Date:	June 9, 2025

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